UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2011

O’REILLY AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21318	27-4358837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

((Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2011, O’Reilly Automotive, Inc. issued press releases announcing (i) a new financing plan and (ii) the proposed offering of $500 million of Senior Notes due 2021. The full text of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press release of the registrant dated January 11, 2011 re its new financing plan.

99.2	Press release of the registrant dated January 11, 2011 re proposed offering of $500 million of Senior Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2011

O’REILLY AUTOMOTIVE, INC.

By:	/S/ THOMAS MCFALL
Name:	Thomas McFall
Title:	Chief Financial Officer (principal financial and accounting officer)

[Form 8-K]

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant dated January 11, 2011 re its new financing plan.

99.2	Press release of the registrant dated January 11, 2011 proposed offering of $500 million of Senior Notes due 2021.